UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

SMART SAND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24 Waterway Avenue, Suite 350

The Woodlands, Texas 77380

(Address of principal executive offices and zip code)

(281) 231-2660

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed to include corrected versions of (i) Exhibit 10.2, the Smart Sand, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), and (ii) Exhibit 10.3, the 2016 Employee Stock Purchase Plan (the “2016 ESPP”). These exhibits as previously included in a Form 8-K filed on November 15, 2016 (the “Original Form 8-K”), contained inadvertent typographical errors and should be disregarded. Except for the corrected version of each of Exhibit 10.2 and Exhibit 10.3 filed as exhibits hereto, this Form 8-K/A does not update or modify in any way the information provided in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.2*#	Smart Sand, Inc. 2016 Omnibus Incentive Plan.

10.3*#	2016 Employee Stock Purchase Plan.

*	Filed herewith
#	Compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated: November 17, 2016	By:	/s/ Lee Beckelman
Lee Beckelman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.2*#	Smart Sand, Inc. 2016 Omnibus Incentive Plan.

10.3*#	2016 Employee Stock Purchase Plan.

*	Filed herewith
#	Compensatory plan or arrangement